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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): AUGUST 25, 2004


                         DIAMOND OFFSHORE DRILLING, INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                         1-13926               76-0321760
(State or Other Jurisdiction      (Commission File Number)     (IRS Employer
     of Incorporation)                                       Identification No.)


                               15415 KATY FREEWAY
                              HOUSTON, TEXAS 77094
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (281) 492-5300


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


      Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 8.01. OTHER EVENTS

      On August 25, 2004, Diamond Offshore Drilling, Inc. issued a press release announcing the pricing of an offering of $250 million of its 5.15% senior unsecured notes due September 1, 2014. Filed herewith is a copy of such press release.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits.


     Exhibit number        Description
     --------------        -----------
          99.1             Press release of August 25, 2004



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Diamond Offshore Drilling, Inc.


                                        By: /s/ William C. Long
                                            -------------------------------
                                            William C. Long
                                            Vice President, General Counsel
                                            and Secretary

Dated: August 25, 2004


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                                  EXHIBIT INDEX


     Exhibit number        Description
     --------------        -----------

         99.1              Press release of August 25, 2004